RELATED PARTY TRANSACTIONS - Cumulative Dividends on Preferred Shares (Details) (Former SAE Common Stockholders, CLCH, Convertible Preferred Stock, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Former SAE Common Stockholders | CLCH | Convertible Preferred Stock
Related Party Transaction [Line Items]
Beginning balance	$ 0	$ 1,072
Accrual	0	5,262
Payment	(1,072)	(5,084)
Ending balance	$ 1,072	$ 894